UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 15, 2026, ExchangeRight Income Fund Operating Partnership, LP, as borrower (the “Borrower”), and ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), entered into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent and a lender (“Wells Fargo” or the “Administrative Agent”), the other financial institutions party to the Amended Credit Agreement and their assignees, as lenders (collectively with Wells Fargo, the “Lenders”), and the arrangers, bookrunners, and documentation agents party thereto, pursuant to which the Lenders agreed to provide to the Borrower senior secured credit facilities consisting of a revolving credit facility (the “Revolving Credit Facility”) in the initial maximum principal amount of $200,000,000 until April 15, 2029 (the “Revolving Termination Date”), and a delayed draw term loan facility (the “DDTL Facility,” and collectively with the Revolving Credit Facility, the “Facilities”) in the initial maximum principal amount of $400,000,000 pursuant to which delayed draw term loans may be borrowed through October 15, 2026 (the “DDTL Termination Date”). The Facilities may be increased up to a maximum principal amount of $1,000,000,000 through additional revolver loans or term loans, upon request of the Borrower, subject to, among other things, the receipt of commitments for the increased amount. In connection with the Amended Credit Agreement, the Borrower executed Revolving Promissory Notes in favor of various Lenders in the aggregate original principal amount of $200,000,000 (the “Revolving Notes”), and Term Loan Promissory Notes in favor of various Lenders in the aggregate original principal amount of $400,000,000 (the “Term Loan Notes,” and collectively with the Revolving Notes, the “Notes”).

The Amended Credit Agreement and related loan documents amend, restate, and replace, in their entirety, the Credit Agreement dated as of May 30, 2024 by and among the Borrower, the Company, the financial institutions party thereto and their assignees, as lenders, the Administrative Agent, and the Lead Arranger, as amended by the Incremental Revolving Commitment Assumption Agreement dated July 23, 2024, the Second Incremental Revolving Commitment Assumption Agreement and First Amendment to Credit Agreement dated April 30, 2025, the Third Incremental Revolving Commitment Assumption Agreement dated July 7, 2025, and the Fourth Incremental Revolving Commitment Assumption Agreement dated October 3, 2025 (as amended, the “Prior Credit Agreement”) and all related loan documents under the Prior Credit Agreement. The following is a description of the material terms of the Amended Credit Agreement.

Under the terms of the Amended Credit Agreement, the Borrower will have the option to select loans under the Revolving Credit Facility and DDTL Facility as either a (i) base rate loan, (ii) term Secured Overnight Financing Rate (“SOFR”) loan (with a one, three or six months tenor), or (iii) daily simple SOFR loan (as in effect from time to time), each of which is subject to an applicable margin that varies based on a ratio of the total indebtedness of the Company, the Borrower, and the Borrower’s subsidiaries, on a consolidated basis, to the consolidated group’s total asset value. The initial applicable margin for revolving loans that are base rate loans and SOFR loans is 1.15% and 2.15%. The initial applicable margin for delayed draw term loans that are base rate loans and SOFR loans is 1.10% and 2.10%. The applicable margins will be adjusted quarterly following the Administrative Agent’s receipt of the Company’s quarterly financial statements. The Borrower has initially drawn $157,403,000 under the DDTL Facility using a daily simple SOFR loan. The Borrower has not drawn any amount under the Revolving Credit Facility as of the date of this report. Delayed draw term loans may be borrowed during the period from the closing date of the Amended Credit Agreement through the DDTL Termination Date in up to six advances, each in a minimum amount of $10,000,000.

Interest on base rate loans and daily simple SOFR loans shall be payable monthly in arrears on the first day of each month. Interest on term SOFR loans will be payable at the end of each interest period, and in the case of interest periods longer than three months, quarterly. The entire outstanding principal indebtedness of the Borrower under the Amended Credit Agreement and any accrued interest thereon will be due and payable on April 15, 2029 (the “Maturity Date”), subject to two extension options, exercisable by the Borrower, of 12 months each, provided the Borrower meets certain customary conditions.

The Borrower is also required to pay an unused commitment fee on the difference between committed amounts under the Revolving Credit Facility and the amounts actually used under the Revolving Credit Facility, which is (i) 0.25% per annum when usage of the Revolving Credit Facility is less than or equal to 50%, and (ii) 0.15% per annum when usage of the Revolving Credit Facility is greater than 50%.

The proceeds of the Facilities will be available for use by the Borrower to finance permitted acquisitions, for the repayment of other indebtedness of the Borrower and its subsidiaries, to finance capital expenditures and investments permitted under the Amended Credit Agreement, for the payment of pre-development and development costs incurred in connection with properties owned by the Borrower and its subsidiaries, to support the working capital needs of the Borrower and its subsidiaries, and for other general corporate purposes of the Borrower and its subsidiaries. Amounts outstanding under the Amended Credit Agreement may be prepaid at the option of the Borrower without premium or penalty, subject to customary breakage fees in connection with the prepayment of a SOFR loan.

The obligations under the Amended Credit Agreement are secured by valid and perfected first priority liens on (a) 100% of the equity interests in all subsidiaries of the Borrower that directly or indirectly own “Unencumbered Pool Assets” (as defined below), (b) all distributions and other rights to receive income, gain, profit or other items allocated to each loan party that is a pledgor, together with a customary assignment of the pledgor’s voting and control rights (effective only upon the occurrence and during the continuance of an event of default, as defined under the Amended Credit Agreement), and (c) all proceeds of the foregoing (collectively, the “Collateral”).

At all times the Borrower will be required to comply with the following requirements regarding the properties included in the determination of “Unencumbered Pool Asset Value,” as such term is defined in the Amended Credit Agreement (the “Unencumbered Pool Assets”): (i) the weighted average lease term (calculated without regard to any extension options at a tenant’s direction) of all leases on Unencumbered Pool Assets, taken as a whole, shall be not less than four years; and (ii) at least 50% of the Unencumbered Pool Asset Value shall be attributable to “Investment Grade Tenants,” as such term is defined in the Amended Credit Agreement. The security interests in the foregoing Collateral were granted pursuant to an Amended and Restated Pledge Agreement dated April 15, 2026 by and among the Borrower and Wells Fargo (the “Pledge Agreement”).

The Amended Credit Agreement requires the Company and Borrower to comply with the following affirmative covenants: (i) maintain their existence; (ii) maintain compliance with applicable laws, including environmental laws; (iii) maintenance of property in good repair and condition; (iv) carry of their business as specified in the Amended Credit Agreement; (v) maintenance of customary insurance; (vi) timely payment of all taxes and claims; (vii) maintenance of adequate Company and Borrower books and records and providing the Administrative Agent with reasonable inspection rights; (viii) use the proceeds of the Facilities only as specified in the Amended Credit Agreement; (ix) provide, upon request by the Administrative Agent, further documentation and perform such acts to enable the Administrative Agent to perform under the Amended Credit Agreement; (x) maintain compliance with material contracts; (xi) the Company to maintain its REIT status; (xii) cause newly-formed material subsidiaries of the Borrower to become guarantors under the Amended Credit Agreement; (xiii) maintain the pledges of the equity securities of the Borrower’s subsidiaries as security for the Borrower’s obligations under the Amended Credit Agreement; (xiv) at all times comply with the requirements regarding the Unencumbered Pool Assets, as described above; (xv) provide the Administrative Agent with copies of each of the Borrower’s quarterly consolidated financial statements within 45 days after the end of each quarter; (xvi) provide the Administrative Agent with copies of each of the Borrower’s annual consolidated financial statements and an audit report from a nationally recognized independent certified public accounting firm within 90 days after year end; (xvii) provide the Administrative Agent a compliance certificate with each delivery of financial statements; and (xviii) provide the Administrative Agent with various other customary items of information as specified in the Amended Credit Agreement.

The Amended Credit Agreement also contains negative covenants which limit the ability of the Borrower and the other loan parties to take certain actions, including: (i) the Borrower will not incur liens with respect to the Collateral or eligible encumbered assets, except for permitted liens; (ii) the Borrower will not permit any negative pledges of the Collateral or eligible encumbered assets, except for customary restrictions; (iii) the Company and Borrower will not enter into agreements that restrict certain intercompany transfers; (iv) the Company and Borrower will not, and will not permit any of the Borrower’s subsidiaries to, merge with another entity or dispose of all or substantially all assets or stock, with certain exceptions; (v) neither the Company nor the Borrower will, and they will not permit any of the Borrower’s subsidiaries to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA; (vi) neither the Company nor Borrower will change its fiscal year; (vii) neither the Company nor the Borrower will, and they will not permit the Borrower’s subsidiaries to, modify its organizational documents if such modification will negatively impact the rights and interests of the Lenders or the Administrative Agent in a material manner; (viii) the Borrower will not allow for the payment of restricted payments, subject to customary exceptions; (ix) taking certain actions with respect to the use of proceeds under the Facilities, transactions with affiliates, and derivatives contracts; and (x) neither the Company nor the Borrower will, and will not permit any of the Borrower’s subsidiaries or any other loan party to be or become a “covered foreign person” or engage in a “covered activity” or “covered transaction” under, or otherwise violate, the “Outbound Investment Rules” (as defined in the Amended Credit Agreement) which prohibit or require notification of certain U.S. investments in sensitive technologies (such as semiconductors, quantum technologies, and AI) in “countries of concern,” specifically China, Hong Kong, and Macau.

In addition, the Amended Credit Agreement subjects the Borrower to the following financial covenants, which are applicable at all times: (i) the ratio of total indebtedness to total asset value shall not exceed 0.60 to 1.00 at any time; (ii) the ratio of adjusted EBITDA for the most recent 12-month period to fixed charges of the consolidated group must be less than 1.50 to 1.00 as of the last day of such period; (iii) the ratio of secured indebtedness of the consolidated group to total asset value shall not exceed (a) at any time from April 15, 2026 through and including April 14, 2027, 0.45 to 1.00, and (b) at any time thereafter, 0.40 to 1.00; (iv) the ratio of unsecured indebtedness of the consolidated group to unencumbered asset value shall not exceed 0.60 to 1.00 at any time; (v) the ratio of unencumbered adjusted net operating income for the period of the four most recent consecutive fiscal quarters to unsecured interest expense of the consolidated group shall not be less than 1.75 to 1.00 as of the last day of such period; and (vi) the tangible net worth of the Borrower shall not be less, at any time, $657,763,850, plus 75% of the net proceeds of all equity issuances effected at any time after April 15, 2026, by the Company, the Borrower, or any of the Borrower’s subsidiaries.

The Amended Credit Agreement contains customary events of default, including: (i) failure to make required payments when due; (ii) certain cross-default events; (iii) breach of representations; (iv) breach of covenants; (v) other events of default in other terms of the Amended Credit Agreement or Notes, subject to certain cure periods; (vi) certain events of bankruptcy and insolvency; (vii) certain judgments against the Company, Borrower, or the Borrower’s subsidiaries; (viii) a change in control of the Borrower; (ix) certain events where the Administrative Agent ceases to have a valid and perfected lien on any Collateral; and (x) certain other events materially adverse to the Company, Borrower, or the Borrower’s subsidiaries.

The Company and certain direct and indirect subsidiaries of the Borrower (collectively, the “Guarantors”) have guaranteed the obligations of the Borrower under the Credit Agreement pursuant to guaranty agreements executed by the Guarantors. The guaranties are enforceable upon the occurrence of (i) an event of default; (ii) the Administrative Agent taking certain actions in relation to the Collateral; and (iii) the amounts due under the Credit Agreement are not collected within a certain period of time after the commencement of such actions. Any future direct or indirect subsidiaries of the Borrower also are required to guarantee the obligations of the Borrower under the Amended Credit Agreement.

The foregoing descriptions of the Amended Credit Agreement, Revolving Note, Term Loan Note, Pledge Agreement, and guaranty agreements are summaries and do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 to 10.6, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered. Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above with respect to the Prior Credit Agreement and all related loan documents thereunder is hereby incorporated by reference into this Item 1.02. All obligations, promissory notes, and extensions of credit under the Prior Credit Agreement were terminated as of April 15, 2026.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Borrower and Company entering into the Amended Credit Agreement and Notes with the Lenders is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation of the Company or Borrower or an obligation under an off-balance sheet arrangement of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

10.1*

Amended and Restated Credit Agreement dated as of April 15, 2026 by and among ExchangeRight Income Fund Operating Partnership, LP, as Borrower, ExchangeRight Income Fund, d/b/a ExchangeRight Essential Income REIT, as Parent, the financial institutions party thereto and their assignees, as Lenders, Wells Fargo Bank, National Association, as Administrative Agent, and the Arrangers, Bookrunners, and Documentation Agents party thereto.

10.2	Form of Revolving Note by ExchangeRight Income Fund Operating Partnership, LP in favor of the various Lenders (included in Exhibit 10.1 attached hereto).
10.3	Form of Term Loan Note by ExchangeRight Income Fund Operating Partnership, LP in favor of the various Lenders (included in Exhibit 10.1 attached hereto).
10.4	Amended and Restated Pledge Agreement dated April 15, 2026 by and among ExchangeRight Income Fund Operating Partnership, LP and Wells Fargo Bank, National Association, as Administrative Agent.
10.5	Amended and Restated Parent Guaranty dated April 15, 2026 executed and delivered by ExchangeRight Income Fund.
10.6	Amended and Restated Subsidiary Guaranty dated April 15, 2026 executed and delivered by the subsidiary guarantors named therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	April 20, 2026	By:	/s/ David Fisher
David Fisher Executive Managing Principal

DMS: 51777616.2